Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER

In connection with the Quarterly Report on Form 10-Q of Precision Castparts Corp. (the “Company”) for the fiscal quarter ended July 1, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William D. Larsson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 10, 2007

/s/ William D. Larsson
William D. Larsson
Senior Vice President and Chief Financial Officer